UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 18, 2006

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                    1-9494                    13-3228013
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


  727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On May 18, 2006, Registrant issued a press release announcing an increase in its quarterly dividend by 25%.


A copy of the May 18, 2006 press release is attached hereto as Exhibit 99.1 to this Form 8-K.


Item 9.01         Financial Statements and Exhibits.


     (c)          Exhibits


                  99.1 Press Release dated May 18, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TIFFANY & CO.


                            BY:   /s/ Patrick B. Dorsey
                                  _______________________________________
                                  Patrick B. Dorsey
                                  Senior Vice President, General Counsel
                                  and Secretary



Date:  May 18, 2006

                                  EXHIBIT INDEX


Exhibit No.         Description

99.1                Text of Press Release issued by Tiffany & Co., dated
                    May 18, 2006.